KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

Mizuho Securities USA Inc.

(collectively, the “Specified Parties”)

Re: Honda Auto Receivables 2016-1 Owner Trust, Asset Backed Notes, Series 2016-1

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of motor vehicle retail installment sale contracts which we were informed are intended to be included as collateral in the offering of the Honda Auto Receivables 2016-1 Owner Trust, Asset Backed Notes, Series 2016-1. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Receivables” means retail installment sales contracts executed by obligors in respect of a financed new or used Honda or Acura automobile or light-duty truck.

Honda Auto Receivables 2016-1 Owner Trust, Asset Backed Notes, Series 2016-1

February 1, 2016

I.	The Receivables

On January 8, 2016, the Company provided us with an electronic data file containing certain information related to 97,109 Receivables as of December 31, 2015 (the “Data File”). The Company is responsible for the information set forth in the Data File. We were instructed by the Specified Parties to select a random sample of Receivables utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

For each of the Selected Receivables, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the applicable Receivable file document(s) provided to us by the Company (the “Receivable File Documents”).

The Specified Parties indicated that the absence of any of the Receivable File Documents noted below or the inability to agree the indicated information from the Data File to the Receivable File Documents or other information for each of the attributes identified constituted an exception.

Attributes	Receivable File Document(s)
First Payment Date	Installment Sale Contract or Extension Agreement and instructions provided by the Company described below
Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Original Term	Installment Sale Contract and instructions provided by the Company described below
Scheduled Monthly Payment

Installment Sale Contract, “Contract Information” screenshot from the Company’s Customer Account Servicing System (“CASS”), or Revised Truth-In Lending Disclosure Letter and instructions provided by the Company described below

Annual Percentage Rate (“APR”)	Installment Sale Contract, “Contract Information” screenshot from CASS, or Revised Truth-In Lending Disclosure Letter and instructions provided by the Company described below

Honda Auto Receivables 2016-1 Owner Trust, Asset Backed Notes, Series 2016-1

February 1, 2016

Attributes	Receivable File Document(s)

New or Used	Installment Sale Contract and instructions provided by the Company described below
Collateral Type (Honda or Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract

Origination Date	Installment Sale Contract

Origination Dealer State	Installment Sale Contract

Original Maturity Date	Installment Sale Contract or “Contract Information” screenshot from CASS and instructions provided by the Company described below
Model	Installment Sale Contract

Current Maturity Date, if applicable	Installment Sale Contract, “Contract Information” screenshot from CASS, or Extension Agreement and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Certificate of Title, Title Application, or E-Certificate of Title from DealerTrack and instructions provided by the Company described below
Presence of Credit Application	Credit Application

Presence of Certificate of Title	Certificate of Title, Title Application, or E-Certificate of Title Report from DealerTrack and instructions provided by the Company described below
Presence of Agreement to Provide Insurance	Agreement to Furnish Insurance

Presence of Truth-in-Lending Disclosure Statement	Installment Sale Contract or Revised Truth-In Lending Disclosure Letter

Presence of Installment Sale Contract	Installment Sale Contract

Honda Auto Receivables 2016-1 Owner Trust, Asset Backed Notes, Series 2016-1

February 1, 2016

The Company instructed us to consider First Payment Date, Original Maturity Date and Current Maturity Date to be in agreement if the difference between the dates on the Data File and the dates on the respective Installment Sale Contract were not greater than 25 days. We were informed that the Company will permit the First Payment Date to be extended for 25 days or less at the obligor’s request. We were also informed that when such an extension was granted, an Extension Agreement was not generated.

The Company instructed us to consider Selected Receivables with First Payment Dates, Original Maturity Dates and Current Maturity Dates on the 28th, 29th, 30th and 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information on the Data File stated the First Payment Date, Original Maturity Date and Current Maturity Date was the first day of the following month. We were informed that CASS does not permit payment dates on the 28th, 29th, 30th, and 31st. CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates.

In the event Original Term did not agree to the number of payments stated on the Installment Sale Contract, we were instructed by the Company to recompute the Original Term based on the number of months between the Origination Date and the Original Maturity Date stated on the Installment Sale Contract.

In the event Scheduled Monthly Payment or APR did not agree to the amount stated on the Installment Sale Contract, we were instructed by the Company to compare to the amount stated on the “Contract Information” screenshot from CASS or the Revised Truth-In Lending Disclosure Letter.

The Company instructed us to consider APR to be in agreement if the difference between the APR on the Data File and the APR stated on the respective Installment Sale Contract was not greater than 0.01%.

The Company instructed us to consider a vehicle to be “New” if the Installment Sale Contract stated “Demo” and the odometer reading per the Installment Sale Contract was less than 6,000 miles.

In the event Current Maturity Date did not agree to the date stated on the Installment Sale Contract, we were instructed by the Company to compare to the date stated on the “Contract Information” screenshot from CASS or to information contained on the Extension Agreement.

In the event Original Maturity Date was not stated on the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated on the Installment Sale Contract. In addition, in the event an Extension Agreement was present in the Receivable File Documents, we were instructed by the Company to compare the Current Maturity Date indicated on the Data File to the information contained on the Extension Agreement.

Honda Auto Receivables 2016-1 Owner Trust, Asset Backed Notes, Series 2016-1

February 1, 2016

We were instructed by the Company that the names “American Honda Finance,” “AHFC,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,” “Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” ”American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company,” “Amercn Fin Corp,” and “American Honda Finance Corporat” were acceptable Legal Owner or Lien Holder Names for the Company.

In the event the Certificate of Title or Title Application were not available, we were instructed by the Company to utilize the Receipt for RD-108 Dealer Transaction, Notice of Lien, Confirmation of Lien Perfection, Perfected Title, Receipt for RD-101 Dealer’s Report of Sale, RD-101 Dealer’s Report of Sale, Notice of Security Interests, Application for Registration of New Vehicle, Guarantee of Title or Manufacturer’s Certificate of Origin to compare Legal Owner or Lien Holder Name. In addition, the Company instructed us to utilize the E-Certificate of Title Report from DealerTrack if the Title Application stated the title was electronically filed.

The information regarding the Selected Receivables was found to be in agreement with the respective information on the Receivable File Documents. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from our procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on methodologies and information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Receivable File Documents, the Data File, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

Honda Auto Receivables 2016-1 Owner Trust, Asset Backed Notes, Series 2016-1

February 1, 2016

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of American Honda Finance Corporation, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, and Mizuho Securities USA Inc. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, whom are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

February 1, 2016

THE FOLLOWING PAGE CONSTITUTES EXHIBIT A.

Exhibit A
The Selected Receivables

Selected Receivable #	Receivable #	Selected Receivable #	Receivable #	Selected Receivable #	Receivable #	Selected Receivable #	Receivable #	Selected Receivable #	Receivable #
1	20161001	61	20161061	121	20161121	181	20161181	241	20161241
2	20161002	62	20161062	122	20161122	182	20161182	242	20161242
3	20161003	63	20161063	123	20161123	183	20161183	243	20161243
4	20161004	64	20161064	124	20161124	184	20161184	244	20161244
5	20161005	65	20161065	125	20161125	185	20161185	245	20161245
6	20161006	66	20161066	126	20161126	186	20161186	246	20161246
7	20161007	67	20161067	127	20161127	187	20161187	247	20161247
8	20161008	68	20161068	128	20161128	188	20161188	248	20161248
9	20161009	69	20161069	129	20161129	189	20161189	249	20161249
10	20161010	70	20161070	130	20161130	190	20161190	250	20161250
11	20161011	71	20161071	131	20161131	191	20161191	251	20161251
12	20161012	72	20161072	132	20161132	192	20161192	252	20161252
13	20161013	73	20161073	133	20161133	193	20161193	253	20161253
14	20161014	74	20161074	134	20161134	194	20161194	254	20161254
15	20161015	75	20161075	135	20161135	195	20161195	255	20161255
16	20161016	76	20161076	136	20161136	196	20161196	256	20161256
17	20161017	77	20161077	137	20161137	197	20161197	257	20161257
18	20161018	78	20161078	138	20161138	198	20161198	258	20161258
19	20161019	79	20161079	139	20161139	199	20161199	259	20161259
20	20161020	80	20161080	140	20161140	200	20161200	260	20161260
21	20161021	81	20161081	141	20161141	201	20161201	261	20161261
22	20161022	82	20161082	142	20161142	202	20161202	262	20161262
23	20161023	83	20161083	143	20161143	203	20161203	263	20161263
24	20161024	84	20161084	144	20161144	204	20161204	264	20161264
25	20161025	85	20161085	145	20161145	205	20161205	265	20161265
26	20161026	86	20161086	146	20161146	206	20161206	266	20161266
27	20161027	87	20161087	147	20161147	207	20161207	267	20161267
28	20161028	88	20161088	148	20161148	208	20161208	268	20161268
29	20161029	89	20161089	149	20161149	209	20161209	269	20161269
30	20161030	90	20161090	150	20161150	210	20161210	270	20161270
31	20161031	91	20161091	151	20161151	211	20161211	271	20161271
32	20161032	92	20161092	152	20161152	212	20161212	272	20161272
33	20161033	93	20161093	153	20161153	213	20161213	273	20161273
34	20161034	94	20161094	154	20161154	214	20161214	274	20161274
35	20161035	95	20161095	155	20161155	215	20161215	275	20161275
36	20161036	96	20161096	156	20161156	216	20161216	276	20161276
37	20161037	97	20161097	157	20161157	217	20161217	277	20161277
38	20161038	98	20161098	158	20161158	218	20161218	278	20161278
39	20161039	99	20161099	159	20161159	219	20161219	279	20161279
40	20161040	100	20161100	160	20161160	220	20161220	280	20161280
41	20161041	101	20161101	161	20161161	221	20161221	281	20161281
42	20161042	102	20161102	162	20161162	222	20161222	282	20161282
43	20161043	103	20161103	163	20161163	223	20161223	283	20161283
44	20161044	104	20161104	164	20161164	224	20161224	284	20161284
45	20161045	105	20161105	165	20161165	225	20161225	285	20161285
46	20161046	106	20161106	166	20161166	226	20161226	286	20161286
47	20161047	107	20161107	167	20161167	227	20161227	287	20161287
48	20161048	108	20161108	168	20161168	228	20161228
49	20161049	109	20161109	169	20161169	229	20161229
50	20161050	110	20161110	170	20161170	230	20161230
51	20161051	111	20161111	171	20161171	231	20161231
52	20161052	112	20161112	172	20161172	232	20161232
53	20161053	113	20161113	173	20161173	233	20161233
54	20161054	114	20161114	174	20161174	234	20161234
55	20161055	115	20161115	175	20161175	235	20161235
56	20161056	116	20161116	176	20161176	236	20161236
57	20161057	117	20161117	177	20161177	237	20161237
58	20161058	118	20161118	178	20161178	238	20161238
59	20161059	119	20161119	179	20161179	239	20161239
60	20161060	120	20161120	180	20161180	240	20161240

(*)	The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.